September 2013 v50 - 46 NYSE MKT: NSPR

Forward - Looking Statements : This presentation contains “forward - looking statements . ” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words . Forward - looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of InspireMD , Inc . (the “Company”), and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward - looking statements . Such risks and uncertainties include, without limitation, risks and uncertainties associated with ( i ) market acceptance of the Company’s existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of the Company’s products, (iv) intense competition in the medical device industry from much larger, multi - national companies, (v) product liability claims, (vi) the Company’s limited manufacturing capabilities and reliance on subcontractors for assistance, (vii) insufficient or inadequate reimbursement by governmental and other third party payors for the Company’s products, (viii) the Company’s efforts to successfully obtain and maintain intellectual property protection covering its products, which may not be successful, (ix) legislative or regulatory reform of the healthcare system in both the U . S . and foreign jurisdictions, (x) the Company’s reliance on single suppliers for certain product components, (xi) the fact that the Company will need to raise additional capital to meet its business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xii) the fact that the Company conducts business in multiple foreign jurisdictions, exposing it to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction . More detailed information about the Company and the risk factors that may affect the realization of forward - looking statements are set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Transition Report on Form 10 - K/T and its quarterly reports on Form 10 - Q . Investors and security holders are urged to read these reports free of charge on the Securities and Exchange Commission’s web site at www . sec . gov . The Company assumes no obligation to publicly update or revise its forward - looking statements as a result of new information, future events or otherwise . 2

An emerging medical device company developing and commercializing advanced stent technology for interventional cardiology and other vascular procedures • NYSE MKT: NSPR • Stock Price (9/3/13): $2.12 • Shares Outstanding: 34.3 Million • Total Cash (3/31/13): $2.5 Million – Does not include net proceeds of $14.1 million from capital raise in April 2013 3

• Appointed new, experienced management and Board members with proven track records • Proprietary platform technology addressing the multi - billion dollar global stent market – Initially targeting AMI market (i.e. heart attacks) – MGuard ™ is the only stand alone stent technology proven to demonstrate a positive effect on STEMI patients in a randomized clinical trial – Broad pipeline in development for multiple indications • Pivotal 12 - month clinical data to be released Oct 30, 2013 for the MASTER trial – Achieved primary endpoint with sustained mortality benefit at 30 days and 6 months • Commercialization: – 12 month MASTER data to provide clinical platform to accelerate sales activities in key international markets – U.S. sales pending FDA approval and completion of MASTER II trial 4

• Current stent technology: – Targets the Stable Angina patient (i.e. general chest pain from poor blood flow through the blood vessels in the heart) – Unstable Angina patients (i.e. AMI) represent complex clinical problem not addressed by current stent technologies • InspireMD’s MGuard ™ is a game changing platform technology – Reduces mortality rate* – Reduces myocardial damage associated with AMI* – Based on proprietary MicroNet ™ technology 5 * Per the 6 - month follow - up results from the MASTER trial

Treating AMI Pre Procedure Embolization Post Procedure Minor heart attack treated with a Bare Metal Stent (BMS) or Drug Eluting Stent (DES) implant Debris can flow down stream, occluding small arteries “ Distal Embolization ” Cardiac Mortality and Morbidity Leading To: Causes: 6

• Combines stent and embolic protection in a single device – Reduces risk of embolization by capturing potentially harmful debris against the artery wall – Micro - particles then slowly re - enter the artery in a non - harmful way over approximately 30 days – MicroNet ™ acts as safety net by offering greater surface area coverage to prevent large debris flow 7 After MGuard ™ Particulate trapped behind mesh

Proprietary circular knitted mesh wraps around stent to protect patient from plaque debris flowing downstream upon deployment Advantages of MicroNet ™: • Made of a single fiber from a biocompatible polymer, widely used in medical implantations • Flexible structure • Does not promote thrombosis ™ 8

Target Indication Stage of Development Market Size Coronary STEMI / AMI • 12 - month data to be released in October • Commercialization prep ongoing in anticipation of 12 - month data • CE mark received • Seeking FDA approval by 2016 • AMI Segment: $1.7B Coronary Drug Eluting • Planned product • Total Drug Eluting: $4.0B Carotid • CE mark received • Total Carotid: $250M Peripheral Vasculature • CE mark anticipated in H1 2014 • Total Peripheral: $2B+ Aneurysmal • Planned product • Total Aneurysm: $350M+ Renal • Planned product • Total Renal: $100M+ Commercial Developing 9

Coronary EPS • 6 single - center studies in Europe and South America – Consistent positive clinical outcomes • MASTER Trial ( M Guard ™ for A cute ST E levation R eperfusion) – Multi - center, randomized clinical trial – Improved mortality, results confirmed* • MASTER II (for FDA approval) – Began enrollment in July 2013 – Enrollment expected to conclude in Q4 2014 10 * Per the 6 - month follow - up results from the MASTER trial

STEMI with symptom onset within 12 hours at 432 patients | 50 sites | 9 countries MGuard ™ for Acute ST Elevation Reperfusion PCI with BMS or DES PCI with MGuard ™ Recruitment: 7/2011 – 5/2012 Follow - up: 30 days, 6 months, 1 year Primary endpoint: ST - segment resolution at 60 - 90 minutes Top Line Data: 8/2012 Detailed Data: 10/2012 Substudies Cardiac MRI: 60 patients (30 in each arm) at 3 - 5 days Angio FU: 50 patients in MGuard arm at 13 months

• Achieved p rimary e nd point – Superiority in ST Resolution – 57.8% vs. 44.7% • Reduction in mortality rate at 6 - months: – Occurred in 1/217 (0.5%) patients with MGuard ™ – Occurred in 6/216 (2.8%) patients with BMS or DES • Reduced Infarct size* – 17.1gm ( MGuard ™) vs 22.3gm (BMS/DES) 12 *MRI Substudy – 60 patients

Death - 6 months (%) 0 1 2 3 4 5 Time in Months 0 30 60 90 120 150 180 217 213 213 165 216 209 208 171 Number at risk: MGuard BMS/DES P= 0.056 HR: 0.16 [95% CI: 0.02, 1.36] 0.5% 2.8% MGuard BMS/DES Time in Days 2.8% 0.5% 13

• Status: First patient recruited i n July 2013 • Objective: Evaluate safety and efficacy of MGuard ™ Prime Coronary vs. BMS and DES in STEMI • Co - Primary Endpoints: – Efficacy: Superiority in complete ST Resolution – Safety : Non inferiority in death and Target Vessel MI • Design: Multi - center (70 sites), randomized trial • Population: 1,100 , STEMI Randomized 1:1 vs. FDA approved BMS or DES • PI’s: – Gregg Stone, M.D. FACC, Columbia University – Jose Henriques , M.D., University of Amsterdam 14

™ • Received CE Mark for AMI indication; expect to submit for FDA approval post - MASTER II trial • Establishing Embolic Protection Stent (EPS) as a new stent category as the preferred solution for STEMI patients • Developing sales infrastructure to support a focused and phased selling approach in select high - volume markets – Sales activities to accelerate after 12 - month MASTER trial data revealed – HealthLink Europe to support logistics and distribution capabilities 15

™ Selectively scaling global reach and frequency Tier 1 • Mix of direct sales representatives, agents and distributors, with focus on KOL’s/high - volume AMI centers • 14 - 18 countries, primarily Europe and Brazil Tier 2 • Country or regional partnerships with high quality local distributors or Strategic partners with regional AMI focused strategies Tier 3 • United States - Pending successful clinical trial outcomes • Japan - Pending successful clinical trial outcomes 16

• Platform technology ( MicroNet ™) produced in - house • Bare metal stent and catheter manufactured by third - party • Final product assembled at InspireMD facility, including attachment of proprietary mesh sleeve to the stent • Recently consolidated facilities to capture additional margin • Additional manufacturing expected to be fully outsourced 17

Milestones To-Date



HealthLink Partnership
MASTER Subset Analysis (EuroPCR)
MASTER II IDE (FDA) Conditional Approval
Completed Fundraising- $25M
NYSE MKT
Carotid CE Mark
US Headquarters
New CEO Hired
MASTER Details
MASTER Top Line
NSPR.OB
Sol Barer Named Chairman
MGuard™ Prime CE Mark
MASTER Recruitment
Regulatory / Clinical
Corporate
Operational
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2010
2011
2012
2013

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Anticipated Future Milestones


Peripheral CE Mark
Prime Registration / Brazil
Peripheral First in Man
MASTER 12-Month Data (TCT)
Carotid First in Man
Complete MASTER II Enrollment
MASTER II Results
FDA Filing
Strategic Partnership
Strategic Partnership II
Strategic Partnership III
Strategic Partnership IV
First Direct Sales Within Tier 1 Countries
Establish European Sales Headquarters
Achieve 90% Direct Sales Reorder Rates
HealthLink Phase II
Outsourced Manufacturing Facility
Regulatory / Clinical
Corporate
Commercial
Operational
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
2013
2014
2015
2016

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• 7 Patent Families • Filings in U.S. and overseas • 37 patents – 6 granted (1 USA), 31 pending • Stent platform: U.S. Freedom to Operate legal opinion IP Protects Key Attributes of MicroNet ™ Technology 20 Anchoring Macro Structure Drug Delivery Fiber Width

Experienced Leadership Team



Sol Barer, PhD
Chairman of the Board
- Former Chairman and CEO, Celgene, (NASDAQ: CELG)



Alan Milinazzo
President & CEO
- Orthofix
- Medtronic
- Boston Scientific



Campbell Rogers, PhD
Director
- CMO, Heartflow
- CSO, Cordis/JNJ
- Associate Professor, Harvard School of Medicine
- Recipient of grants from NIH and AHA



James Barry, PhD
Director
- EVP and COO, Arsenal Medical
- VP, Corporate Research and Advanced Technology Development at Boston Scientific
- Howmedica Division of Pfizer



Michael Berman, MBA
Director
- Pres. Boston Scientific/ Scimed
- Aetherworks
- Apnex
- Benechill
- Cardiosonic



Craig Shore, MBA
CFO
- Pfizer, Bristol Myers Squibb, and Dunn and Bradstreet, General Electric
- RIT Technologies (NASDAQ)



Eli Bar, BSc
CTO
- Product development
- R&D infrastructure
- Fully implantable VAD patent



Chaim Lotan, M.D., F.A.C.C. F.E.S.C
Medical Director
- Hebrew University
- Hadassah Medical Center

InspireMD

21

Dr. Yaron Almagor • Director of Cardiac Catheterization and Interventional Cardiology Laboratories at Jesselson Heart Center, Shaare Zedek Medical Center; Jerusalem, Israel Prof. Antonio Colombo • Director of the Cardiac Catheterization • Laboratory at Columbus Hospital • Chief of Invasive Cardiology at San Raffaele Hospital, both in Milan, Italy Prof. Elazer Edelman M.D., Ph.D., F.A.C.C • Professor of Health Sciences and Technology at MIT. Cardiologist at the Brigham and Women ’ s Hospital in Boston • Directs the Harvard - MIT Biomedical Engineering Center (BMEC) Prof. Eberhard Grube • Professor of Medicine, Chief of the Department of Cardiology and Angiology at Siegburg Heart Centre, Germany Dr. Edo Kaluski, MD, FACC, FESC • Director of Cardiac Catheterization Laboratories and Invasive Cardiology at the University Hospital in Newark, New Jersey • Co - founder of InspireMD Prof. Dariusz Dudek • Executive Board of the Working Group on Invasive Cardiology of the Polish Cardiac Society • Associate professor of the Jagiellonian University, Krakow, Poland Prof. Gregg Stone • Professor of Medicine at the Columbia University Medical Center • Director of Cardiovascular Research and Education at the Center for Interventional Vascular Therapies at New York - Presbyterian Hospital, and CRF in New York, NY 22 Dr. Martin B. Leon • Director, Center for Interventional Vascular Therapy Columbia University Medical Center / New York - Presbyterian Hospital, New York.NY • Professor of Medicine Columbia University College of Physicians and Surgeons New York, NY Prof. Alexandre A. Abizaid • Chief of Coronary Interventions at Institute Dante Pazzanese de Cardiologia in São Paulo, Brazil • Associate - director of TCT (Columbia University, U.S .) Prof. Chaim Lotan • Head of The Heart Institute Hadassah University Medical Center. • Chairman of the Ministry of Health Committee for Certification & Licensing of Coronary Stents

• Appointed new, experienced management and Board members with proven track records • Proprietary platform technology addressing the multi - billion dollar global stent market – Initially targeting AMI market (i.e. heart attacks) – MGuard ™ is the only stand alone stent technology proven to demonstrate a positive effect on STEMI patients in a randomized clinical trial – Broad pipeline in development for multiple indications • Pivotal 12 - month clinical data to be released Oct 30, 2013 for the MASTER trial – Achieved primary endpoint with sustained mortality benefit at 30 days and 6 months • Commercialization: – 12 month MASTER data to provide clinical platform to accelerate sales activities in key international markets – U.S. sales pending FDA approval and completion of MASTER II trial 23

Inspire MD Thank You

25 Appendix

Detailed Analysis Clinical Events at 30 Days MGuard (n=217) Control (n=216) MACE 4 (1.8%) 5 (2.3%) - Cardiac mortality 0 (0.0%) 4 (1.9%) - Reinfarction 3 (1.4%) 2 (0.9%) - TLR, ischemia - driven 4 (1.8%) 1 (0.5%) 3 - 5 Day MRI Substudy Results MGuard (n=30) Control (n=29) Infarct mass, grams 17.1 [10.0,30.0] 22.3 [15.7,30.1] Infarct mass (% total LV mass) 13.3 [7.9,25.0] 16.6 [10.0,22.6] Total MVO, grams 0.3 [0.0,1.6] 1.0 [0.2, 2.8] MVO (% total LV mass) 0.4 [0.0,1.4] 0.8 [0.2,1.9] LVEF (%) 48.3 [44.5,52.3] 47.3 [42.0,54.5] Measurement of Blood Flow MGuard (n=217 ) Control (n=216) Aspiration Performed 65.9% 67.1% Stent Type - BMS 59.7% - DES 39.8% TIMI Flow = 3 91.7% 82.9% TIMI Flow = 2 6.5% 11.6% TIMI Flow = 0/1 1.8% 5.6% Myocardial Blush = 2/3 83.9% 84.7% (1) (2) (3) (4) (3) (1) MASTER, although not powered for non primary endpoint measurements , showed statistical significance and positive trends for key measurements . (1) Data showing a positive trend (2) MVO = microvascular obstruction (3) Data is statistically significant (4) 191 MGuard , 26 MGuard Prime

Clinical Results Summary Clinical Trials ST Resolution Death MACE > 70% 30 days 1 year 30 days 1 year MAGICAL 61.00% 0.00% 1.80% 0.00% 1.80% Piscione 90.00% 2.20% 4.50% N/A 5.60% Weerakody N/A 0.00% 0.00% N/A 6.00% iMOS N/A 2.00% N/A 2.80% 6.80% Gaul 58.00% N/A N/A N/A N/A MICAMI N/A 0.00% N/A 0.00% N/A MASTER 57.8% 0.00% N/A 1.8% N/A 27

• Superior ST Segment resolution • Improved TIMI 3 Flow/ reduced TIMI 0 - 1 occurrence • Trend toward reduced infarct size measured by MRI • Trend towards lower mortality with 0 deaths in treatment group vs. 4 deaths in control arm • What impact over time? 28

MGUARD (N=217) CONTROL BMS / DES (N=216) P Value MACE 11 (5.2%) 7 (3.4%) 0.34 All cause mortality 1 (0.5%) 6 (2.8%) 0.06 Cardiac death 1 (0.5%) 5 (2.3%) 0.10 Reinfarction 3 (1.4%) 2 (0.9%) 0.66 TLR, ischemia - driven 10 (4.8%) 2 (1.0%) 0.02 TVR, ischemia - driven 13 (6.2%) 2 (1.0%) <0.01 Stent Thrombosis Definite or Probable 4 (1.8%) 2 (0.9%) 0.42 Definite 4 (1.8%) 1 (0.5%) 0.18 Stroke 1 (0.5%) 0 (0.0%) 0.32 TIMI Bleeding Major or Minor 5 (2.30%) 5 (2.3%) 0.99 Major 4 (1.8%) 4 (1.3%) 0.71 * Secondary endpoints 29

Complete (≥70%) 44.7 % Partial (> 30% - < 70%) 38.3 % Absent (≤30%) 17.0 % Complete (≥70%) 57.8 % Partial (> 30% - <70%) 25.5 % Absent (≤30%) 16.7 % Relative I mprovement: 29.3% (absolute – 13.2%) 30 Complete ST Segment Resolution MGuard (n=204) Control (n=206) P value = 0.008

* TAPAS, Pieter J Vlaar ; Lancet 2008 ; 371 : 1915 – 20 15.3% 1.4% 20.0% 2.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Cardiac Death Cardiac Death or Re-MI % of Patients 31 In STEMI, occurrence of major clinical events at 1 year is significantly related to ST resolution * < 30% > 70 % Unsuccessful Result Optimal Result TAPAS: Thrombus Aspiration During Primary Percutaneous Coronary Intervention

Goal: Achieve 90% TIMI 3 flow within 90’ Ndredepa . J Am Coll Cardiol 2008;52:512 – 7 32

AMC Amsterdam (N= 2124 ) N. Verouden – Am J Cardiol 2010 ; 105 (12): 1692 - 1697 . ST - Resolution after PCI in STEMI 33 ST - Resolution immediately post PCI is a strong predictor of long term mortality

8% 15% 0% 2% 4% 6% 8% 10% 12% 14% 16% Infarct Size Reflow No Reflow Ndrepepa . J Am Coll Cardiol 2010;55:2383 – 9 No Reflow increases infarct size and mortality p < 0.001 34

Epicardial Myocardial TIMI Flow = Vessel patency Myocardial Blush Grade = Microvascular perfusion ST Resolution = Myocardial functionality Reperfusion will have impact on Infarct Size 35